TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Emerging Markets Equity

The Board of Trustees has approved the liquidation of Transamerica Emerging Markets Equity (the “fund”) effective on or about September 18, 2020. Effective on or about the close of business on July 17, 2020, the fund will be closed to new investors, and effective on or about the close of business on July 31, 2020, the fund will be closed to all investments.

Prior to the fund’s liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds without the imposition of any applicable initial sales charge. Redemptions of applicable Class A and Class C shares will not be subject to a contingent deferred sales charge starting on August 3, 2020. Shareholders who hold their shares through UMB Bank, N.A. custodial accounts directly with Transamerica Funds and have not exchanged their shares to another fund prior to the liquidation will have their shares automatically exchanged to Transamerica Government Money Market during the liquidation process.

In order to achieve an orderly liquidation, the fund’s assets will be converted into cash or cash equivalents. After the conversion, the fund will no longer be pursuing its stated investment objective.

Following the liquidation of the fund, all references to Transamerica Emerging Markets Equity are deleted in their entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

June 19, 2020